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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 August 14, 2002
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                                       Address of principal executive offices;       State or other jurisdiction of
Exact name of registrant as            zip code; registrant's telephone number,      incorporation or organization;
specified in its charter;              including area code:                          IRS Employer Identification No.:
Commission File No.:
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DQE, Inc.                              411 Seventh Avenue                            Pennsylvania
1-10290                                Pittsburgh, PA  15219                         25-1598483
                                       412-393-6000
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Items 1-6.  Not applicable.

Item 7.  Financial Statements and Exhibits.

         99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

         99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Item 8.  Not applicable.

Item 9.  Regulation FD Disclosure.

         The Statements Under Oath set forth above in the Exhibit list were submitted to the Securities and Exchange Commission today.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                          DQE, Inc.
                                                     -------------------
                                                         (Registrant)


Date     August 14, 2002                            /s/ Frosina C. Cordisco
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                                                          (Signature)
                                                      Frosina C. Cordisco
                                                  Vice President and Treasurer


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